EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ Lawrence T. Borgard
Lawrence T. Borgard
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ Willard S. Evans, Jr.
Willard S. Evans, Jr.
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ Thomas P. Meinz
Thomas P. Meinz
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ Phillip M. Mikulsky
Phillip M. Mikulsky
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ Joseph P. O'Leary
Joseph P. O'Leary
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ James F. Schott
James F. Schott
Director

EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, NORTH SHORE GAS COMPANY, an Illinois corporation, will file on or before the due date of March 2, 2009 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an annual report on Form 10-K, and

WHEREAS, the undersigned is a Director of North Shore Gas Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence T. Borgard, Joseph P. O'Leary, Bradley A. Johnson, Diane L. Ford, and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this    12th     day of   February  , 2009.

/s/ Larry L. Weyers
Larry L. Weyers
Director